EXHIBIT 99.1
CONTACT:             James E. Adams
Executive Vice President and Chief Financial Officer
423-278-3050

GREEN BANKSHARES REPORTS FIRST QUARTER EARNINGS

GREENEVILLE, Tenn. (April 16, 2009) – Green Bankshares, Inc. (NASDAQ:GRNB), the holding company for GreenBank, today reported financial results for the first quarter ended March 31, 2009.  The Company reported net income available to common shareholders of $3,548,000 or $0.27 per diluted share for the quarter, after deducting $1,232,000 in TARP-related costs, compared with net income available to common shareholders of $7,178,000 or $0.56 per diluted share for the first quarter of 2008.

Stan Puckett, Chairman and Chief Executive Officer, stated, "Although net income for the first quarter was below the level reported in the same period last year, reflecting the increasing intensity of the nation's economic recession during the intervening time, we are pleased that the Company returned to profitability in the first quarter.  This rebound was made possible in part by our efforts and actions in the fourth quarter of last year to aggressively identify the credit quality challenges in our loan portfolio, which in turn allowed our first quarter loan loss provision to return to a more historical level.  During the first quarter, gross charge-offs totaled $3,736,000 and were offset by recoveries of $2,994,000, resulting in a net charge-off ratio for the first quarter of 0.03%.  On an annualized basis, the net charge-off ratio was 0.13% compared with 1.63% for the full year 2008.  Clearly, we cannot predict the further effects of the current recession or how long it may last, so we remain cautious in our outlook for the year knowing that tougher conditions probably lie ahead."

Puckett noted that the Company continues to focus on capital strength and liquidity.  Tangible common equity to tangible assets improved to 5.95% at March 31, 2009, from 5.50% at year-end 2008.  At the end of the first quarter of 2009, the Bank's Tier 1 leverage ratio was 11.63%, its Tier 1 risk-based capital ratio was 13.74%, and the Bank's total risk-based capital ratio was 15.00% – all well above the required minimums of 5%, 6% and 10%, respectively, to be deemed a 'well capitalized' institution."

The following information graphically displays the Bank-only loan portfolio breakdown, by purpose code, at March 31, 2009, and does not include overdraft reclassifications:

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Green Bankshares, Inc. ▪ 100 North Main Street ▪ Greeneville, TN  37743 ▪ (423) 639-5111

GRNB Reports First Quarter 2009 Results

April 16, 2009

Total Loan Portfolio
$2,203
($ in millions)

At March 31, 2009, non-performing assets (NPAs) totaled $121,272,000 or 4.34% of total assets compared with $76,806,000 or 2.61% of total assets at December 31, 2008, and $39,354,000 or 1.35% of total assets at March 31, 2008.  At March 31, 2009, non-performing loans totaled $104,563,000 and OREO balances were $12,651,000.  The increase for the first quarter from the comparable period in 2008 primarily reflected continued weakness in the Company's real estate acquisition and development segment of the loan portfolio, which comprises approximately 12% of the total portfolio and, to a lesser degree, deterioration in the commercial 1-4 family residential construction portfolio, which comprises approximately 6% of the loan portfolio.

The Company's allowance for loan losses totaled $49,054,000 or 2.19% of total loans at March 31, 2009, compared with $48,811,000 or 2.20% of total loans at December 31, 2008, and $33,927,000 or 1.45% of total loans as of March 31, 2008.  During the first quarter, the Company's provision for loan losses was $985,000, up from $888,000 for the first quarter of 2008, but down significantly from $32,283,000 in the fourth quarter of 2008.

Net interest income for the first quarter of 2009 totaled $19,429,000, net of interest reversals of almost $519,000, compared with net interest income of $24,472,000 in the same period a year ago.  Net interest margin contracted to 3.23% in the current quarter from 3.30% for the fourth quarter of 2008 and 3.86% in the first quarter of 2008, reflecting the combination of significant rate reductions by the Federal Reserve in the second half of 2008, interest reversals and the impact on net interest income of carrying a higher level of average non-accrual loans.

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GRNB Reports First Quarter 2009 Results

April 16, 2009

Non-interest income totaled $6,943,000 for the first quarter, down 5% from $7,306,000 in the first quarter of 2008 primarily because of lower mortgage banking and other income.  The Company's High Performance Checking program continued to contribute to a high level of non-interest income – 26% of total revenue versus 23% in the year-earlier quarter, adding more than $5.4 million to non-interest income compared with $5.5 million last year.

Non-interest expense totaled $17,831,000 in the first quarter of 2009, down 9% from $19,561,000 in the first quarter last year, reflecting lower personnel expense, reduced advertising expense, and lower equipment expense.  Non-interest expense for the first quarter of 2009 included OREO losses of $81,000, down significantly from $4,006,000 in the fourth quarter of 2008 following the Company's efforts then to aggressively liquidate OREO.  The efficiency ratio for the first quarter was 67.61% compared with 77.26% for the fourth quarter of 2008 and 61.56% for the first quarter of 2008.

At March 31, 2009, the Company's total assets declined slightly to $2,795,839,000 compared with $2,912,615,000 at March 31, 2008, and were down from $2,944,671,000 at December 31, 2008.  Net loans of $2,244,848,000 at March 31, 2009, declined 4% from $2,335,979,000 at March 31, 2008, but were up slightly from $2,223,390,000 at December 31, 2008. Deposits declined slightly to $2,038,520,000 at March 31, 2009, from $2,059,382,000 at March 31, 2008, and were down 7% from $2,184,147,000 as of December 31, 2008.

Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.796 billion, is the holding company for GreenBank.  GreenBank, which traces its origin to 1890, has 63 branches across East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina.  It also provides wealth management services through its GreenWealth Division and residential mortgage lending through its Mortgage Division.  In addition, GreenBank conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2008, and include, but are not limited to, (1) unanticipated deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (2) continued deterioration in the residential real estate market; (3) lack of sustained growth in the economy in the markets that the Company serves; (4) changes in the legislative and regulatory environment; (5) the Company's inability to successfully implement its growth strategy; and (6) the loss of key personnel. The Company undertakes no obligation to update forward-looking statements.

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GRNB Reports First Quarter 2009 Results

April 16, 2009

GREEN BANKSHARES, INC.
Unaudited Financial Highlights
(In thousands, except per share amounts)

	Three Months Ended
	March 31, 2009	Dec. 31, 2008	March 31, 2008
Interest income	$35,380	$39,147	$46,109
Interest expense	15,951	18,022	21,637
Net interest income	19,429	21,125	24,472
Provision for loan losses	985	32,283	888
Net interest income (loss) after provision for loan losses	18,444	(11,158)	23,584
Non-interest income	6,943	10,186	7,306
Non-interest expense	17,831	24,192	19,561
Income (loss) before income taxes	7,556	(25,164)	11,329
Income tax (benefit) provision	2,776	(9,930)	4,151
Income (loss)	4,780	(15,234)	7,178
Preferred stock dividends and related cost	1,232	92	--
Net income (loss) available to common shareholders	$3,548	$(15,326)	$7,178
Comprehensive income (loss)	$5,668	$(16,008)	$9,186

Earnings (loss) per share:
Basic	$0.27	$(1.18)	$0.56
Diluted	$0.27	$(1.18)	$0.56

Weighted average shares:
Basic	13,063	12,936	12,931
Diluted	13,142	12,999	12,963

Dividends declared per share	$0.13	$0.13	$0.13

	March 31, 2009	Dec. 31, 2008	March 31, 2008
Total assets	$2,795,839	$2,944,671	$2,912,615
Cash and cash equivalents	77,831	198,358	57,517
Investment and other securities	206,948	217,249	245,354
Loans, net of unearned interest	2,244,848	2,223,390	2,335,979
Allowance for loan losses	49,054	48,811	33,927
Deposits	2,038,520	2,184,147	2,059,382
Shareholders' equity	384,474	381,231	330,165
Common shareholders' equity [1]	312,196	308,951	330,165
Tangible common shareholders' equity [2]	157,526	153,477	172,993
Common book value per share [1]	23.69	23.56	25.40
Tangible common book value per share [2]	11.95	11.70	13.31

1 Common shareholders' equity is shareholders' equity less preferred stock of $72,278.
2 Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock of $72,278.

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GREEN BANKSHARES, INC.
Consolidated Balance Sheets
March 31, 2009, December 31, 2008 and March 31, 2008
(Dollars in thousands)

	(Unaudited)		(Unaudited)
	March 31,	December 31,	March 31,
	2009	2008*	2008
ASSETS

Cash and due from banks	$71,804	$193,095	57,517
Federal funds sold	6,027	5,263	-
Cash and cash equivalents	77,831	198,358	57,517

Securities available-for-sale ("AFS")	193,271	203,562	231,349
Securities held-to-maturity (with a market value of $595, $601 and $1,084
on March 31, 2009, December 31, 2008 and March 31, 2008)	647	657	1,118
FHLB and other stock, at cost	13,030	13,030	12,887
Loans held for sale	595	442	2,350
Loans, net of unearned income	2,244,848	2,223,390	2,335,979
Allowance for loan losses	(49,054)	(48,811)	(33,927)
Other real estate owned and repossessed assets	12,651	45,371	9,252
Bank premises and equipment, net	84,639	83,359	82,685
Cash surrender value of life insurance	29,844	29,539	28,728
Goodwill	143,389	143,389	143,140
Core deposit and other intangibles	11,281	12,085	14,032
Other assets	32,867	40,300	27,505
Total assets	$2,795,839	$2,944,671	2,912,615

LIABILITIES AND SHAREHOLDERS' EQUITY

Noninterest-bearing deposits	$168,178	$176,685	192,093
Interest-bearing deposits	1,707,625	1,649,744	1,665,777
Brokered deposits	162,717	357,718	201,512
Total deposits	2,038,520	2,184,147	2,059,382

Federal funds purchased	-	-	39,839
Repurchase agreements	31,018	35,302	92,957
FHLB advances and notes payable	229,252	229,349	272,342
Subordinated debentures	88,662	88,662	88,662
Accrued interest payable and other liabilities	23,913	25,980	29,268
Total liabilities	2,411,365	2,563,440	2,582,450

SHAREHOLDERS' EQUITY

Preferred stock: no par value, 1,000,000 shares authorized;
72,278, 72,278 and -0- shares outstanding	65,694	65,346	-
Common stock: $2 par value, 20,000,000 shares authorized;
13,176,681, 13,112,687 and 13,000,987 shares outstanding	26,353	26,225	26,002
Common stock warrants	6,934	6,934	-
Additional paid in capital	187,783	187,742	185,222
Retained earnings	97,485	95,647	115,426
Accumulated other comprehensive income (loss)	225	(663)	3,515
Total shareholders' equity	384,474	381,231	330,165

Total liabilities & shareholders' equity	$2,795,839	$2,944,671	2,912,615

* Derived from Audited Consolidated Financial Statements.

GREEN BANKSHARES, INC.
Consolidated Statements of Income and Comprehensive Income
Three Months Ended March 31, 2009, December 31, 2008 and March 31, 2008
(Unaudited)

(Dollars in thousands except share and per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008

Interest income:
Interest and fees on loans	$32,645	$34,974	$42,749
Taxable securities	2,220	3,636	2,863
Nontaxable securities	320	320	333
FHLB and other stock	150	154	160
Federal funds sold and other	45	63	4
Total interest income	35,380	39,147	46,109

Interest expense:
Deposits	12,653	14,433	15,935
Federal funds purchased and repurchase agreements	9	57	1,092
FHLB advances and notes payable	2,443	2,467	3,178
Subordinated debentures	846	1,065	1,432
Total interest expense	15,951	18,022	21,637

Net interest income	19,429	21,125	24,472

Provision for loan losses	985	32,283	888

Net interest income (loss) after provision for loan losses	18,444	(11,158)	23,584

Noninterest income:
Service charges on deposit accounts	5,356	5,651	5,467
Other charges and fees	449	681	504
Trust and investment services income	388	480	286
Mortgage banking income	55	115	257
Net gain on the sale of securities	-	2,589	-
Other income	695	670	792
Total noninterest income	6,943	10,186	7,306

Noninterest expense:
Employee compensation	7,692	7,995	8,590
Employee benefits	1,295	1,145	1,259
Occupancy expense	1,787	1,790	1,715
Equipment expense	742	989	1,102
Computer hardware/software expense	637	686	632
Professional services	529	641	454
Advertising	64	1,140	874
Loss on OREO and repossessed assets	81	4,006	14
Core deposit and other intangible amortization	804	644	654
Other expenses	4,200	5,156	4,267
Total noninterest expense	17,831	24,192	19,561

Income (loss) before income taxes	7,556	(25,164)	11,329

Income taxes provision (benefit)	2,776	(9,930)	4,151

Net income (loss)	4,780	(15,234)	7,178

Preferred stock dividends and accretion of discount on warrants	1,232	92	-

Net income (loss) available to common shareholders	$3,548	$(15,326)	$7,178

Comprehensive income	$5,668	$(16,008)	$9,186

Per share of common stock:
Basic earnings	$0.27	$(1.18)	$0.56
Diluted earnings	$0.27	$(1.18)	$0.56
Dividends	$0.13	$0.13	$0.13

Weighted average shares outstanding:
Basic	13,062,881	12,935,665	12,931,169
Diluted	13,141,840	12,998,685	12,963,487

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
(UNAUDITED)

(Dollars in thousands except share and per share data)
	March 31,	December 31,	%
	2009	2008	Change
Financial Condition Data:

Assets	$2,795,839	$2,944,671	-5.05%
Loans, net of unearned interest	2,244,848	2,223,390	0.97%
Cash and investments	284,779	415,607	-31.48%
Federal funds sold	6,027	5,263	14.52%
Deposits	2,038,520	2,184,147	-6.67%
FHLB advances and notes payable	229,252	229,349	-0.04%
Subordinated debentures	88,662	88,662	0.00%
Repurchase agreements	31,018	35,302	-12.14%
Shareholders' equity	384,474	381,231	0.85%
Common shareholders' equity (1)	312,196	308,953	1.05%
Tangible common shareholders' equity (2)	157,526	153,479	2.64%
Tangible shareholders' equity (3)	229,804	225,757	1.79%

Ratios:
Common book value per share (1)	$23.69	$23.56	0.55%
Tangible common book value per share (2)	1195.00%	1170.00%	2.14%
Total tangible equity to tangible assets (3)(4)	8.70%	8.09%	7.50%
Tangible common equity to tangible assets (2)(4)	5.95%	5.50%	8.15%
Average equity to average assets	13.52%	11.24%	20.28%
Dividend payout ratio	48.15%	123.81%	N/A

(1) Common shareholders' equity is shareholders' equity less preferred stock of $72,278.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock of $72,278.
(3) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(4) Tangible assets is total assets less goodwill and intangible assets.

	Three Months Ended
	March 31,
	2009	2008	% Change
Operating Data:

Total Interest Income	$35,380	$46,109	-23.27%
Total Interest Expense	15,951	21,637	-26.28%
Net Interest Income	19,429	24,472	-20.61%
Provision for Loan Losses	985	888	10.92%
Net Interest Income After Provision for Loan Losses	18,444	23,584	-21.79%
Non-Interest Income	6,943	7,306	-4.97%
Non-Interest Expense	17,831	19,561	-8.84%
Income Before Income Taxes	7,556	11,329	-33.30%
Income Tax Expense	2,776	4,151	-33.12%
Net income	4,780	7,178	-33.41%
Preferred stock dividend and accretion of discount on warrants	1,232	0	100.00%
Net income available to common shareholders	$3,548	$7,178	-50.57%
Comprehensive Income	$5,668	$9,186	-38.30%

Per Share of Common Stock:
Basic Earnings	$0.27	$0.56	-51.79%
Diluted Earnings	$0.27	$0.56	-51.79%
Dividends	$0.13	$0.13	0.00%

Weighted Average Shares Outstanding:
Basic	13,062,881	12,931,169
Diluted	13,141,840	12,963,487

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008
Key Financial Ratios:

Return on Average Assets	0.51%	-2.07%	0.99%
Return on Average Shareholders' Equity	3.74%	-18.11%	8.78%
Return on Average Common Shareholders' Equity (1)	4.60%	-18.50%	8.78%
Return on Average Common Tangible Shareholders' Equity (2)	9.14%	-35.08%	16.86%
Interest Rate Spread	3.01%	3.11%	3.60%
Net Interest Margin	3.23%	3.30%	3.86%
Efficiency Ratio	67.61%	77.26%	61.56%

(1) Common shareholders' equity is shareholders' equity less preferred stock of $72,278.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock of $72,278.

	March 31,	December 31,	March 31,
	2009	2008	2008
Asset Quality Ratios:
Nonperforming Loans as a Percentage of Total Loans,	4.84%	1.41%	1.29%
net of Unearned Income
Nonperforming Assets as a Percentage of Total Assets	4.34%	2.61%	1.35%
Allowance for Loan Losses as a Percentage of Total Loans,
net of Unearned Income	2.19%	2.20%	1.45%
Allowance for Loan Losses as a Percentage of
Nonperforming Loans	45.16%	155.28%	112.71%
Net Charge-Offs to Average Total Loans, Net of
Unearned Income	0.03%	1.63%	0.05%

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
March 31, 2009
(UNAUDITED)

Nonperforming Assets and Net Charge-offs

As of and for the three months ended March 31, 2009	Bank	Other	Total
Loans past due 90 days and still accruing	$4,058	$-	$4,058
Nonaccrual loans	103,711	852	104,563
Other real estate owned and repossessed assets	12,536	115	12,651
Total nonperforming assets	$120,305	$967	$121,272

YTD net charge-offs	$214	$528	$742

As of and for the three months ended March 31, 2008	Bank	Other	Total
Loans past due 90 days and still accruing	$201	$-	$201
Nonaccrual loans	29,363	538	29,901
Other real estate owned and repossessed assets	8,845	407	9,252
Total nonperforming assets	$38,409	$945	$39,354

YTD net charge-offs	$682	$390	$1,072

As of and for the year ended December 31, 2008	Bank	Other	Total
Loans past due 90 days and still accruing	$509	$-	$509
Nonaccrual loans	29,956	970	30,926
Other real estate owned and repossessed assets	45,054	317	45,371
Total nonperforming assets	$75,519	$1,287	$76,806

Net charge-offs	$35,564	$2,546	$38,110

Asset Quality Ratios

As of and for the three months ended March 31, 2009	Bank	Other	Consolidated
Nonperforming loans as a percentage of total loans, net of unearned income	4.83%	2.05%	4.84%
Nonperforming assets as a percentage of total assets	4.31%	1.98%	4.34%
Allowance for loan losses as a percentage of total loans, net of unearned income	2.05%	8.09%	2.19%
Allowance for loan losses as a percentage of nonperforming loans	42.41%	393.66%	45.16%
YTD net charge-offs to average total loans, net of unearned income	0.01%	1.29%	0.03%

As of and for the three months ended March 31, 2008	Bank	Other	Consolidated
Nonperforming loans as a percentage of total loans, net of unearned income	1.27%	1.37%	1.29%
Nonperforming assets as a percentage of total assets	1.32%	1.83%	1.35%
Allowance for loan losses as a percentage of total loans, net of unearned income	1.32%	8.00%	1.45%
Allowance for loan losses as a percentage of nonperforming loans	104.16%	582.16%	112.71%
YTD net charge-offs to average total loans, net of unearned income	0.03%	1.01%	0.05%

As of and for the year ended December 31, 2008	Bank	Other	Consolidated
Nonperforming loans as a percentage of total loans, net of unearned income	1.38%	2.48%	1.41%
Nonperforming assets as a percentage of total assets	2.58%	2.57%	2.61%
Allowance for loan losses as a percentage of total loans, net of unearned income	2.06%	8.27%	2.20%
Allowance for loan losses as a percentage of nonperforming loans	149.59%	333.81%	155.28%
Net charge-offs to average total loans, net of unearned income	1.53%	6.42%	1.63%

GREEN BANKSHARES, INC.
Condensed Average Balances, Interest Rates and Yields
March 31, 2009

	Three Months Ended
	March 31,
	2009			2008

	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:

Loans(1)(2)	2,175,543	32,655	6.09%	2,324,362	42,766	7.40%
Investment securities (2)	216,757	2,862	5.35%	245,863	3,536	5.78%
Other short-term investments	70,459	45	0.26%	458	3	2.63%
Total interest-earning assets	2,462,759	35,562	5.86%	2,570,683	46,305	7.24%

Non-interest earning assets	384,013			357,408
Total assets	2,846,772			2,928,091

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	623,708	1,852	1.20%	697,444	3,325	1.92%
Time deposits	1,296,277	10,799	3.38%	1,137,188	12,610	4.46%
Total interest bearing-deposits	1,919,985	12,651	2.67%	1,834,632	15,935	3.49%

Securities sold under repurchase and short-term borrowings	33,076	9	0.11%	153,059	1,092	2.87%
Notes payable	317,944	3,291	4.20%	399,530	4,610	4.64%
Total interest-bearing liabilities	2,271,005	15,951	2.85%	2,387,221	21,637	3.65%

Non-interest bearing liabilities:
Demand Deposits	168,109			186,454
Other Liabilities	22,734			25,640
Total non-interest bearing liabilities	190,843			212,094

Total liabilities	2,461,848			2,599,315

Shareholders' equity	384,924			328,776

Total liabilities & shareholders' equity	2,846,772			2,928,091

Net interest income		19,611			24,668

Interest rate spread			3.01%			3.60%

Net yield on interest-earning assets (net interest margin)			3.23%			3.86%

(1)Average loan balances exclude nonaccrual loans for the periods presented.
(2)Fully Taxable Equivalent (“FTE”) at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
March 31, 2009
(UNAUDITED)

	March 31, 2009		December 31, 2008
Loans	Balance	%	Balance	%	% Change
Commercial	$311,696	13.80%	$315,099	14.08%	-1.08%
Commercial real estate	1,460,343	64.63%	1,430,225	63.92%	2.11%
Residential real estate	396,000	17.53%	397,922	17.78%	-0.48%
Consumer	87,720	3.88%	89,733	4.01%	-2.24%
Other	3,598	0.16%	4,656	0.21%	-22.72%
Total loans	2,259,357	100.00%	2,237,635	100.00%	0.97%

Less: Unearned income	(14,509)		(14,245)
Loans, net of unearned income	$2,244,848		$2,223,390

Loan Balances by Geographical Region and Operating Subsidiaries

	March 31, 2009		December 31, 2008
	Loan	% to	Loan	% to
	Balance	Total Loans	Balance	Total Loans	% Change

Northeastern Tennessee Region1	$532,727	23.73%	$524,535	23.59%	1.56%
East Tennessee Region	776,550	34.59%	755,147	33.96%	2.83%
Middle Tennessee Region	894,101	39.83%	903,165	40.63%	-1.00%

GCB Acceptance Corporation	18,138	0.81%	16,672	0.75%	8.79%
Superior Financial Services, Inc.	23,332	1.04%	23,871	1.07%	-2.26%

Loans, net of unearned income	$2,244,848	100.00%	$2,223,390	100.00%	0.97%
1 Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina

	March 31, 2009		December 31, 2008
Deposits	Balance	%	Balance	%	% Change
Non-interest bearing demand	$168,178	8.25%	$176,685	8.09%	-4.81%
Interest bearing demand	487,868	23.93%	445,927	20.42%	9.41%
Money market and savings	170,033	8.34%	148,286	6.79%	14.67%
Retail time	645,510	31.67%	646,009	29.57%	-0.08%
Jumbo time	566,931	27.81%	767,240	35.13%	-26.11%
Total	$2,038,520	100.00%	$2,184,147	100.00%	-6.67%

Deposit Balances by Geographical Region

	March 31, 2009		December 31, 2008
	Balance	%	Balance	%	% Change
Northeastern Tennessee Region1	$809,366	39.70%	$996,712	45.63%	-18.80%
East Tennessee Region	273,726	13.43%	257,716	11.80%	6.21%
Middle Tennessee Region	955,428	46.87%	929,719	42.57%	2.77%

Total	$2,038,520	100.00%	$2,184,147	100.00%	-6.67%
1 Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina